Exhibit 10.e

授权委托书

Power of Attorney

本公司广州巨米智能设备有限公司，统一社会信用代码：914401115876445175, 在本授权委托书签署之日拥有永州巨米智能科技有限公司（“内资公 司”) 100%的股权。就本公司在内资公司现时和将来持有的股权(“本公司股权”)’本公司特此不可撤销地授权莱电科技（中山）有限公司 (“独资公司”)在本授权委托书的有效期内行使如下权利：

I, Guangzhou Jumi Intelligent Equipment Co., LTD.，unified Social credit code: 914401115876445175, and a holder of 100% of the entire registered capital in Yongzhou Jumi Intelligent Technology Co., LTD. (“Domestic Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Laidian Technology (Zhongshan) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future (“My Shareholding”)during the term of this Power of Attorney:

授权独资公司作为本公司唯一的排他的代理人就有关本公司股权的事宜全权代表本公司行使包括但不限于如下的权利： 1 ) 参加内资公司的股东会； 2) 行使按照法律和内资公司章程规定本公司所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本公司股权的全部或任何一 部分；以及 3) 作 为本公司的授权代表指定和任命内资公司的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is here authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Share holding, including with out limitation to: 1) attend shareholders’ meetings of Domestic Company; 2) exercise all the shareholder’s rights and shareholder’s voting rights. I am entitled to under the laws of China and Domestic Company’s Articles of Association, including but not limited to the sale or transfer or pledge or dispose on of My Share holding in part or as whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors. the chief executive officer and other senior manage members of Domestic Company。

独资公司将有权代表本公司签署本公司与独资公司、内资公司于2023 年11月30日签署的独家购买权协议以及本公司与独资公司、内资公司于2023年11月30日签署的股权质押协议（包括上述义件的修改、修订或重订，合称“交易文件” )中约定的需由本公司签器的所有文件，如期履行交易文件，该权利的行使将不对本投权形成任何限制。

Without limiting the generality of the powers granted here under, WFOE shall have the power and authority to , on behalf of myself , execute all that: documents I shall sign as stipulated in Exclusive Option Agreement entered into by and among I, WFOE and Domestic Company on November 30, 2023 and the Equity Pledge Agreement entered into by and among I, WFOE and Domestic Company on November 30, 2023 (including any modification, amendment and revisions thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

独资公司就本公司股权的一切行为均视为本公司的行为 ，签署的一切文件均视为本公司签署，本公司会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

独资公司有转委托权，可以就下述出项的办理自行再委托其他人或单位而不必事先通知本公司或获得本公司的同意。如果中国法律有要求， WFOE 将指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights。

在本公司为内资公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of the Domestic Company.

本授权委托书期间，本公司特此放弃已经通过本授权委托书授权给独资公司的与本公司股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英义书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail

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The Remainder of this page is intentionally left blank

股东签署：

Signature of the Shareholder：

法定代表人：

Legal Representative:

日期：

Date: